UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/20/2008

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25837

Delaware	36-2681268
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL, 60606
(Address of principal executive offices, including zip code)

(312) 496-1200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2008 the registrant announced the resignation of Ms. Eileen A. Kamerick, Executive Vice President, Chief Financial Officer and Chief Administrative Officer.

A copy of the Company's press release relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits:

Exhibit Number    Description

--------------             -----------

99.1                         Company Press Release Dated March 20, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

Date: March 26, 2008	By:	/s/ K. Steven Blake
K. Steven Blake
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Company Press Release dated March 20, 2008